Invesco-SLO-SAI SUP-4-061516

Statement of Additional Information Supplement dated June 15, 2016

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, Class B, Class C, Class Y, Class IB and Class IC shares of Invesco Senior Loan Fund.

Effective immediately, the Statement of Additional Information is revised as follows:

On page B-33, the following is added after the last paragraph under the section “Financial Statements”:

PricewaterhouseCoopers LLP informed the Trust (hereinafter referred to as the Fund or Trust) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PricewaterhouseCoopers LLP informed the Trust it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

PricewaterhouseCoopers LLP informed the Trust that it believes, after evaluating the facts and circumstances related to its lending relationships, the ability of PricewaterhouseCoopers LLP to exercise objective and impartial judgment with respect to its audits of the Fund’s financial statements was not and will not be impaired. PricewaterhouseCoopers LLP informed the Trust that its conclusion was based on a number of factors, including, among others, PricewaterhouseCoopers LLP’s belief that the lenders have no influence over the Adviser or the Fund and that the individuals at PricewaterhouseCoopers LLP who arranged the lending relationships have no oversight of, or ability to influence, the individuals at PricewaterhouseCoopers LLP who conducted the audit of the Fund’s financial statements.

PricewaterhouseCoopers LLP informed the Trust that it is in discussions with the Securities and Exchange Commission’s (“SEC”) Staff to resolve this matter. If the SEC were ultimately to determine that PricewaterhouseCoopers LLP was not independent with respect to the Trust for certain periods, Fund filings with the SEC containing financial statements for such periods may be deemed non-compliant with applicable securities laws. Such a determination could result in additional costs, impair the ability of the Fund to issue new shares or have other material adverse effects on the Fund.

Invesco-SLO-SAI SUP-4-061516